EXHIBIT 99.2


                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                             OF 99 CENTS ONLY STORES


     This  certification  is  provided  pursuant  to  Section  906  of  the
      Sarbanes-Oxley Act of 2002 and accompanies the annual report on Form 10-K (the "Report") for the period ended December 31, 2002 of 99 Cents Only Stores (the "Issuer").

      I, Andrew Farina, the Chief Financial Officer of Issuer certify that to the best of my knowledge:

      (i)   the Report fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and


      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated:  March 28, 2003.


                                     /s/  Andrew  Farina
                                     -------------------------------
                                     Name:  Andrew  Farina
                                     Title: Chief Financial Officer


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